SUPPLEMENT TO:
CALVERT SOCIAL INVESTMENT FUND (“CSIF”)
Calvert Balanced, Bond, Equity and Large Cap Core Portfolios
CALVERT SOCIAL INDEX SERIES, INC. (“CSIS”)
Calvert Social Index Fund
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2015
Date of Supplement: July 22, 2015
Under “Non-Principal Investment Policies and Risks” on page 11, delete the first three sentences of the second paragraph under the heading “Exchange-Traded Funds (“ETFs”)” and replace it with the following:
Each Fund may purchase shares of ETFs for the purpose of managing the Fund’s cash position consistent with the Fund’s benchmark.  For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments.  Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to raise cash.  Balanced and Bond Portfolios may also invest in ETFs to gain broad market or sector exposure or when the Advisor and/or Subadvisor believes share prices of ETFs offer attractive values.
Under “Trustees/Directors and Officers – Board Structure” on page 32, delete the third sentence of the fourth paragraph and replace it with the following:
The Audit Committee oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation.

Under “Non-Principal Investment Policies and Risks” on page 11, delete the last sentence of the second paragraph under the heading “Exchange-Traded Funds (“ETFs”).”